© wejo Ltd.

© wejo Ltd.

© wejo Ltd.

• • • • • • • • • • • • • • • • • • • • • © wejo Ltd.

• • • • • • • • • • • • • • • © wejo Ltd.

© wejo Ltd.

9 • • • • • • • • • • • • • • ✓ ✓ ✓ ✓ ✓ ✓ © wejo Ltd.

© wejo Ltd.

• • • • • • • • • © wejo Ltd.

$1,698 $3,316 $5,857 $9,209 $12,953 $16,863 $21,295 $26,209 $31,529 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2022 2023 2024 2025 2026 2027 2028 2029 2030 Chart Title Payments Insurance FMS leasing Rental and shared mobility Connected assistance Remote diagnostics Traffic Information Audience Measurement $101 $249 $507 $913 $1,460 $2,098 $2,883 $3,816 $4,883 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2022 2023 2024 2025 2026 2027 2028 2029 2030 Chart Title Europe North America Latin America Asia - Pacific Africa

© wejo Ltd.

• • • • • • • • • • • • © wejo Ltd.

© wejo Ltd.


wejo
18
MPH
MONITORING

End-To-End Insurance Teach In

September 2022

Disclaimer

Forward Looking Statements

This communication contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this release, including statements regarding the Wejo Group Limited's (the "Company") future operating results and financial position, business strategy and plans, objectives of management for future operations are forward-looking statements. These statements are based on the Company's current expectations, assumptions, estimates and projections. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding the Company's business, the economy and other future conditions.

Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, without limitation, those factors described in the Company's filings with the Securities and Exchange Commission (the "SEC").

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the projected financial information, anticipated growth rate and market opportunity of the Company; (ii) the ability to obtain or maintain the listing of the Company's common shares and Company warrants on the NASDAQ Stock Market LLC; (iii) the Company's public securities' potential liquidity and trading; (iv) the Company's ability to raise financing in the future and access to capital facilities; (v) the Company's success in retaining or recruiting, or changes required in, our officers, key employees or directors; (vi) the impact of the regulatory environment and complexities with compliance related to such environment, including compliance with restrictions imposed by federal law and data/privacy law in "internet of things" milieu; (vii) economic impacts including inflation and a potential recession; (viii) the Company's ability to successfully implement cost reduction initiatives; (ix) the impact of war, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; and (x) factors relating to the business, operations and financial performance of the Company and its subsidiaries. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Wejo's Form 10-K for the fiscal ended December 31, 2021 and Wejo's most recent filings with the SEC. All readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Wejo at a Glance

Car Sensors

360 LiDAR | Perimeter LiDAR | Timestamp | Heading | Pressures | EV charge level | Seatbelt warning | Road conditions | Wiper status | Occupancy | Infotainment | Braking | Ignition status | Speed threshold | Radar | Perimeter LiDAR | Impact severity | Signal Change | ABS activation | Infrared



Almost all cars built after 2015 contain sensors that detect things like road conditions, impact severity, speed thresholds and more

gm

RENAULT

Ford Europe

These sensors collect data which is then provided back to the original equipment manufacturer (OEMs)*

wejo

Through 31 OEM, fleet, and Tier 1 partnerships, Wejo receives deidentified and anonymized data, processes, standardizes and generates insights, products, and solutions from over 19M vehicles on platform

OEMs

Once the data is standardized by Wejo, OEMs will be able to use this information to build better and safer vehicles

Traffic Business

This includes applications that assist with public safety, traffic management, mapping, logistics, and retail

End-to-End Insurance

Wejo data provides deep knowledge that has the potential to inform risk and lowers fraud claims which benefits drivers

Audience & Media Msmt.

Using Wejo data, media companies will able to better understand the effectiveness of their advertising products

*Not all OEMs pictured here

Why Wejo

Precision

Connected Vehicle's GPS devices have large antennas on the outside of the car, always providing the best reception. Whereas traditional mobility data sources like mobile phones or telematics dongles suffer from connectivity issues, affecting data precision.

Accuracy

Connected Vehicle Data is a single-source dataset with high data consistency even across different vehicles. Importantly, it also guarantees that the source is a car. Mobile phone data has to be classified by transport mode, which can lead to inaccuracies. Wejo data achieves a precision of under 3 meters 95% of the time, which allows for lane level accuracy.

Sensors

Connected Vehicle Data is generated and transmitted directly from the vehicle. This enables access to a wide range of sensors present in modern automobiles, such as occupancy counts, use of windscreen wipers, autonomous braking, vehicle health warning, and electric vehicle sensor outputs.

Frequency & Latency

Traffic conditions on busy road networks can change in seconds. Decision-makers need a reliable and low-latency data source to respond swiftly and safely. Connected Vehicle Data delivers up to 400 billion data points a month with an update interval of every three seconds. 95% of a datapoints are available to partners in 60 seconds or less.

Intelligence

With data holdings stretching back over three years, Wejo Connected Vehicle Data enables high quality historical analysis for prediction and forecast of real-world traffic conditions. Connected Vehicle Data such as Wejo Real-Time Traffic Intelligence (RTTI™) data is available from all 50 US states (covering over 95% of the US road network) and expanding into Europe and Asia.

Marketplace Data Solutions – Products & Target Customers

Expanding into new product lines


Traffic Management
Wejo is the clear leader in traffic management
2022 Expected New Product Lines
2021
2022
2023
iHeart RADIO
Nielsen
Audience & Media Measurement
End-to-End Insurance
State Farm
Allstate
GEICO
TOMTOM
BOSCH
GEOTAB ITS
Fleet Management Services
Remote Diagnostics
CALIBER COLLISION
JABRA
HELLA
Continental
AAA
RAPIDSOS
Roadside Assistance
Car Sharing & Rental
SIXT
Hertz
enterprise
chargepoint
evconnect
abertis
Payments

Wejo CVD can unleash the demand for new and innovative insurance products and support for insurance companies that can only be realized through a reliable CVD ecosystem

Source: Wejo management

User-based Insurance (UBI) versus End-to-End Insurance Platforms

UBI is an important part of the insurance opportunity, but neglects other dimensions in the value chain.

UBI

- Analyze Journey Profiles
- Vehicle Parking Locations
- Validate Vehicle Condition
- Occupancy Trends
- Policy Validation
- Driver Behavior

Risk

- Predictive Claims
- Reserve Reduction
- Geographic Driving Risk
- Driver Scoring
- Roadside Assistance

+

UBI

- Analyze Journey Profiles
- Vehicle Parking Locations
- Validate Vehicle Condition
- Occupancy Trends
- Driver Behavior

+

Claims

- First Notification of Loss
- Crash Scene Documentation
- Claims Leakage Reduction
- Damage Estimates
- RDS Repair Management

End-to-End Insurance

Wejo Value Proposition



Renewal

TAILOR RENEWAL EXPERIENCE

- Vehicle condition / residual value management
- Understand maintenance logs
- Determine changed driver details

Quote

OPTIMIZE PRICING

- Accurate vehicle details (passport)
- Annual mileage validation
- Understand previous driver score

Policy

VALIDATE POLICY INFORMATION

- Analyze Journey profiles
- Understand day/night parking location
- Validate vehicle condition

DRIVERS

Mid-Term Adjustments

PROACTIVELY IDENTIFY CHANGE OF CIRCUMSTANCES

- Changed journey profiles
- Differing occupancy trends
- Location changes (change of address)

Claim

IMPROVE CLAIMS PROCESS & ACCURACY

- Automated first notice of loss (FNOL)
- Support for crash reconstruction analysis
- Contextual / environmental impact analysis

Wejo's access to data & insights allows insurers to improve the End-to-End Insurance lifecycle

Risk Analysis

Wejo is developing these new capabilities to optimize our Insurance offering

Driver Scoring

Determine the insured's driver score and the probability of a future accident or potential reward for good driving behavior

Geographical Driving Risk

Utilize 19 million vehicles on platform to analyze the risk of insuring vehicles by geographical region down to street level

Predictive Claims

Monitor historic and current driving behavior and vehicle health to determine the likelihood of a driver claim


Driver Scoring
Predictive Claims
Geographical Driving Risk

Optimized Policy

Connected Vehicle Data Will Transform the Claims Experience



INSURANCE CARRIER
CUSTOMER
COLLISION DETECTED
wejo ADEPT
API
Data populated directly into CRM
✓ Privacy Management
✓ Processing
✓ Storage
✓ Standardization
✓ Transformation
✓ Data distribution
SERVICE PROVIDER
OEM DEALERSHIP & REPAIR CENTER

NOTIFY & RECOVER

- Receive automated alert
- Optimize towing using incident information
- Minimize costs by reducing policyholder interaction

REVIEW & INVESTIGATE

- Understand vehicle condition prior to incident
- Understand liability with contextual accident data
- Use journey, driver and vehicle intelligence to detect fraud

ESTIMATE & PROCESS

- Pre-order necessary parts for approved repairs
- Use accurate vehicle component and status data in estimation
- Understand codes to determine servicing severity

VALIDATE

- Validate policy coverage based on journey intelligence & CVD
- Pre and Post Scan
- Fraud Protection

REPAIR & SETTLE

- Support for crash reconstruction analysis
- Contextual / environmental impact analysis

Data Value to Consumers and Insurers

Customer Perceptions of Digital Claims

79% — 79% would trust automotive claims powered entirely by AI (up 7% YoY)

70% — 70% would switch insurers for a faster digital claims experience (up 3% YoY)

55% — 55% have taken images of their vehicle and uploaded onto insurers platform

49% — 49% desire fully digital self-serve motor claims

Insurers saw highest return on digital transformation projects through:

58% — Improved business resilience

55% — Faster decision making

55% — Increase in staff productivity

Consumer attitudes towards data sharing is becoming more open as the value proposition for them becomes more powerful

Source: CET Insurance Conference

Wejo Will Deliver Value to Insurers and Consumers

Improvement in Claims Management positively impacts all parts of value chain

Value to Consumers

- Customized pricing based on own driving habits
- Continuous status of claim servicing
- More efficient handling of claims
- Faster vehicle repair
- Less claim denial



Generating impact across all of the claims' foundational key performance indicators
Increase **Customer Satisfaction** score by
~20% points
Reduce **Claims Expenses** by
~25-30%
Improve **Claim Handling Accuracy**
Improved employee & Intermediary (vendor ecosystem) satisfaction

Value to Insurers

- Reduction of claims expenses
- Lower fraud
- Increased customer loyalty
- More efficient and accurate claims handling

Market Opportunity


Total Market Size ($M)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$1,698
$3,316
$5,857
$9,209
$12,953
$16,863
$21,295
$26,209
$31,529
2022
2023
2024
2025
2026
2027
2028
2029
2030
Payments
Insurance
FMS leasing
Rental and shared mobility
Connected assistance
Remote diagnostics
Traffic Information
Audience Measurement

Source: Ptolemus Consulting Group


Insurance Market Size ($M)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$101
$249
$507
$913
$1,460
$2,098
$2,883
$3,816
$4,883
2022
2023
2024
2025
2026
2027
2028
2029
2030
Europe
North America
Latin America
Asia - Pacific
Africa

Products and Revenue Opportunity: Developing a Phased, Partnership Approach with Insurance Company to Rapidly Develop a Vehicle Data Ecosystem

Phase 1	Phase 2	Phase 3
ADEPT for Insurance Company	Wejo ADEPT + Multiple OEMs	Wejo & Insurance Company vehicle Data Ecosystem
Develop a custom ADEPT instance exclusively for Insurance Company	Integrate multiple data sets into Insurance Company ADEPT environment	Integrate 3rd party data sources (TSPs) and develop bespoke capabilities
Provide access to real time plus historic CV data and provide a regular refresh	Blend and standardize the disparate data sources into consistent output	Provide custom dashboard and insights aligned to Insurance Company use cases
Dedicated Wejo team providing training, service support and analysis	Optimize data volume and value	Leverage capabilities from 3rd party vendors (including Palantir) to enhance
Baseline	***Baseline +***	***Custom solutions***

Establish the value Insurance Company delivers to the insurance market powered by Wejo Connected vehicle data

Insurance Revenue Illustration

	Year 1	>	Year 5
Estimated Global Connected Vehicles (M) [1]	351		611
Connected Vehicles accessible by Wejo (M) [2]	55		205
Insurance consented vehicles accessible by Wejo (M) [3]	**1**	**>**	**13**
Wejo Projected Unit Economics/Connected Vehicle ($) [4]	5	>	16
UBI	2		5
UBI + Claims	2		7
UBI + Risk	1		4
Wejo Projected Revenue ($M)	**4**	**>**	**213**

- Net revenue margins expected to grow from 40% > 70% over 5 years
- Insurance connected vehicles are driven by OEM engagement and driver consent
- Gross sales growth driven by volume of vehicles and expansion to new geographies, new products and capabilities, and customer adoption

Revenue illustrations built upon:

- Number of vehicles on Wejo's platform
- Realization of the market projected unit economics per connected vehicle
- Unit economics driven by customer relationships in many forms including:
  - Data licensing
  - Data analytics
  - Visualization subscriptions
  - SaaS
  - PaaS
  - Software licensing

1 | Combination of Ptolemus and Gartner global connected vehicle estimates
2 | Wejo management estimated vehicles on platform from current and future data relationships
3 | Ptolemus estimated % of Insurance applicable connected vehicles
4 | Illustrative average unit economics per connected vehicle

These numbers are illustrative of the potential revenue opportunity and are not intended to be actual projections or future revenue guidance

Key Takeaways

The Insurance product vertical presents a huge opportunity for Wejo

Most product solutions focus solely on UBI
where End-to-End Insurance is a more valuable opportunity

Wejo can deliver significant value to both Insurers and Consumers

Insurance product vertical can create hundreds of millions of dollars in revenue opportunity for Wejo

Wejo is uniquely positioned to successfully leverage this market